KITE

November 2017
INVESTOR UPDATE

COMPANY SNAPSHOT

Necessity-Driven Open-Air Shopping Centers

SHARE PRICE (AS OF 11/7/17)	**$19.03**
EQUITY MARKET CAPITALIZATION (AS OF 11/7/17)	**$1.6 BN**
ENTERPRISE VALUE (AS OF 11/7/17)	**$3.3 BN**
DIVIDEND YIELD[1]	**6.4%**
MOODY'S/S&P RATINGS	**Baa3/BBB-**

FFO PER SHARE, AS ADJUSTED



$1.71
$1.92
$2.02
$1.99
$2.06
~5%
CAGR
2012
2013
2014
2015
2016

PORTFOLIO SUMMARY

Number of Properties	**119**
Number of States	**20**
Total GLA (SF)	**23.7mm**
Total Retail Operating Portfolio Leased	**94.5%**
Retail Operating Shop Portfolio Leased	**89.7%**
Annualized Base Rent (ABR) Per SF, Including 3-R Properties[2]	**$16.32**
Average Center Size (SF)	**~200,000**

PORTFOLIO DEMOGRAPHICS[3]

Average Household Income	**3 Mile: $86,000**	**5 Mile: $85,200**
Population	**3 Mile: 67,400**	**5 Mile: 166,000**

KRG NYSE

Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been filed with the Securities and Exchange Commission as of Q3'17.
(1) Source: SNL; Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the share price. Future dividends will be declared solely at the discretion of the Board of Trustees.
(2) 3-R Properties are assets that are in the process of being developed, repositioned, or repurposed, as described in our Quarterly Financial Supplement.
(3) Demographic data source: STI: Popstats based on estimated 2016 data from the U.S. Census Bureau.

2

KITE

November 2017
INVESTOR UPDATE

CORE STRATEGY

Gearing Up Shareholder Value the Kite Way

BUILDING VALUE AND CRITICAL MASS IN AND AROUND REGIONAL FOOTPRINT

HIGH-QUALITY PORTFOLIO

- **76%** of ABR from top 50 MSAs and destination locations
- **93%** of tenants are internet resistant/omni-channel
- **66%** grocery-anchored assets
- Focusing on experiential tenants, consisting of food, fitness, entertainment, and service

OPERATIONS AND GROWTH OPPORTUNITIES

- Top-tier operating metrics
- **3.6%** historical same-property NOI growth over the last four years
- Enhancing assets via the 3-Rs: Redevelop, Reposition, Repurpose
- **$8.2mm** of additional cash NOI from in-process 3-R and transitional projects

INVESTMENT GRADE BALANCE SHEET

- **~$36mm** in estimated annual free cash flow[1]
- **$83mm** limited debt maturities through 2020
- **6%** floating rate debt exposure
- **3.4x** debt service coverage

KRG LISTED NYSE

(1) After common dividends, capital expenditures, tenant improvements, and leasing commissions.

3

TOTAL RETURN KRG Provides Attractive Investment Opportunity

November 2017
INVESTOR UPDATE

KRG NYSE

59.1%

DIVIDEND VS. 2017E FFO[1]

CONSERVATIVE FFO PAYOUT RATIO SUPPORTS POTENTIAL FUTURE DIVIDEND INCREASES


DIVIDEND VS. 2017E FFO[1]
PEER GROUP MEDIAN 64%
59.1%
CDR
BRX
UE
REG
KRG
WRI
RPAI
RPT
ROIC
DDR
FRT
AKR
KIM

9.1x

PRICE VS. 2017E FFO[1]

DISCOUNTED MULTIPLE PROVIDES ATTRACTIVE INVESTMENT OPPORTUNITY


PRICE VS. 2017E FFO[1]
PEER GROUP MEDIAN 12.4x
9.1x
DDR
BRX
KRG
RPT
CDR
RPAI
KIM
WRI
ROIC
REG
UE
AKR
FRT

(1) 2017E FFO per share refers to consensus estimates for companies as of 11/6/17 per FactSet, which may not reflect the Company's or the peer companies' estimates. FFO Payout Ratio calculated as dividends by 2017E FFO, on a per share basis. Multiple based on Company share price of $18.60 at market close on 11/6/17.

4

OPERATIONAL EXCELLENCE Kite's Consistent, Strong Operational Performance Is at the Top End of Its Peer Group

November 2017 INVESTOR UPDATE

KRG NYSE

KITE

3.6%

SPNOI GROWTH AS REPORTED OVER LAST 4 YEARS

QUARTERLY AVERAGE SPNOI GROWTH FROM Q3'13-Q3'17[1]



4.6%
4.1%
3.6%
3.3%
3.7%
3.3%
3.3%
3.1%
3.0%
2.6%
2.5%
2.3%
2.2%
1.1%
PEER AVERAGE 2.9%
ROIC
KRG
AKR
REG
RPAI
WRI
BRX
FRT
DDR
RPT
KIM
CDR
KRG SPNOI EXCLUDING 3-R IMPACT
KRG SPNOI AS REPORTED
KRG SPNOI ADJ. FOR BAD DEBT EXPENSE

(1) Figures exclude redevelopments, when peer information is available, averaged on a quarterly basis from supplemental data for Q3'13-Q3'17. Our computation of NOI and Same Property NOI may not be comparable to the methodology used by other REITs. Excludes companies that have not been public for the full time period.

5

November 2017 INVESTOR UPDATE HIGH-QUALITY PORTFOLIO Necessity-Driven and Experiential-Based Open-Air Shopping Centers

7 November 2017 INVESTOR UPDATE NORTHEAST 11.2% OF ABR SOUTHEAST 18.4% OF ABR FLORIDA 24.3% OF ABR MID-CENTRAL 16.7% OF ABR WEST 12.4% OF ABR MIDWEST 17.0% OF ABR 76% OF ABR DERIVED FROM TOP 50 MSAs AND DESTINATION LOCATIONS1 (1) Destination locations (i.e., areas with high-disposable income) include Beechwood Promenade in Athens, GA, Eddy Street Commons in South Bend, IN, Gainesville Plaza in Gainesville, FL, as well as Kings Lake Square, Pine Ridge Crossing, Riverchase Plaza, Shops at Eagle Creek, Tamiami Crossing, Tarpon Bay Plaza, and Courthouse Shadows, all located in Naples, FL. GEOGRAPHIC DIVERSITY Well-Positioned Real Estate Footprint 119 PROPERTIES ACROSS THE COUNTRY IN 6 REGIONS

8 November 2017 INVESTOR UPDATE CITY CENTER MSA: New York City, NY OWNED GLA 360,880 SF ABR PER SF $26.70 LANDSTOWN COMMONS MSA: Virginia Beach, VA OWNED GLA 398,349 SF ABR PER SF $19.21 CENTENNIAL CENTER MSA: Las Vegas, NV OWNED GLA 334,396 SF ABR PER SF $25.05 PORTOFINO SHOPPING CENTER MSA: Houston, TX OWNED GLA 386,647 SF ABR PER SF $19.68 HIGH-QUALITY PROPERTIES Top 12 Centers Comprise 29% of Total Core Portfolio ABR TOP 12 CENTERS HAVE AN AVERAGE ABR OF $20.39/SF

9 November 2017 INVESTOR UPDATE PARKSIDE TOWN COMMONS MSA: Raleigh, NC OWNED GLA 347,072 SF ABR PER SF $20.20 DELRAY MARKETPLACE MSA: Miami, FL OWNED GLA 260,146 SF ABR PER SF $26.17 HIGH-QUALITY PROPERTIES Top 12 Centers Comprise 29% of Total Core Portfolio ABR HOLLY SPRINGS TOWNE CENTER MSA: Raleigh, NC OWNED GLA 329,536 SF ABR PER SF $17.53 UNIVERSITY TOWN CENTER MSA: Oklahoma City, OK OWNED GLA 348,862 SF ABR PER SF $15.13 TOP 12 CENTERS HAVE AN AVERAGE ABR OF $20.39/SF

10 November 2017 INVESTOR UPDATE DRAPER PEAKS MSA: Salt Lake City, UT OWNED GLA 227,494 SF ABR PER SF $19.88 HIGH-QUALITY PROPERTIES Top 12 Centers Comprise 29% of Total Core Portfolio ABR TRADERS POINT MSA: Indianapolis, IN OWNED GLA 325,623 SF ABR PER SF $16.91 THE LANDING AT TRADITION MSA: Port St. Lucie, FL OWNED GLA 360,974 SF ABR PER SF $15.73 CENTENNIAL GATEWAY MSA: Las Vegas, NV OWNED GLA 193,085 SF ABR PER SF $24.18 TOP 12 CENTERS HAVE AN AVERAGE ABR OF $20.39/SF

11 November 2017 INVESTOR UPDATE Top 10 Tenants by ABR Credit Rating # Stores % ABR 1 The TJX Companies, Inc. A+ 22 2.5% 2 Publix Supermarkets, Inc. A 14 2.5% 3 Petsmart, Inc. B+ 19 2.2% 4 Bed Bath & Beyond, Inc. BBB+ 19 2.2% 5 Ross Stores, Inc. A- 18 2.1% 6 Lowe's Companies, Inc. A- 5 1.8% 7 Office Depot B 15 1.6% 8 Dick's Sporting Goods, Inc. NR 8 1.5% 9 Ascena Retail Group BB- 34 1.5% 10 Nordstrom, Inc. BBB+ 6 1.4% TOTAL 160 19.3% TOP INVESTMENT GRADE-RATED TENANTS 2017 LEASE ACTIVITY EXAMPLES DIVERSE TENANT BASE Strong Mix of High-Quality Tenants Across Our Diversified Portfolio

November 2017
INVESTOR UPDATE

DIVERSE TENANT BASE

Necessity-Focused Retail Portfolio


28% GROCER
38% POWER/ COMMUNITY CENTER (W/ GROCER)
23% POWER CENTER (NO GROCER)
66% OF ABR GENERATED FROM ASSETS ANCHORED WITH A GROCER[1]
4% NON-GROCER STRIP
3% LIFESTYLE CENTER
3% COMMERCIAL
1% UNANCHORED STRIP

KINGS LAKE SQUARE



COBBLESTONE PLAZA



LIVINGSTON SHOPPING CENTER



EDDY STREET COMMONS AT NOTRE DAME



Asset Classification Key
Power Center (No Grocer): 3 + anchors over 20K SF
Grocer: No more than 2 anchors over 20K SF in addition to grocer
Power Center (w/Grocer): 3 + anchors over 20K SF in addition to grocer

(1) Grocer includes traditional grocers, specialty grocers, and big box retailers that have a grocer component.

KRG NYSE

12

13 November 2017 INVESTOR UPDATE INTERNET-RESISTANT 53.6% Services, Entertainment 22.3% Restaurants 16.1% Grocer, Specialty Stores 15.2% MULTI-CHANNEL 39.3% Soft Goods 14.0% Home Improvement Goods 11.8% Discount Retailers 10.3% Sporting Goods 3.2% INTERNET RISK 7.1% Electronic / Books 5.0% Office Supplies 2.1% WELL-POSITIONED TO MANAGE EVOLVING CONSUMER PREFERENCES WITH EXPERIENTIAL TENANTS TENANT TYPE COMPOSITION BY ABR MULTI- CHANNEL 39.3% INTERNET- RESISTANT 53.6% INTERNET RISK 7.1% Kite’s tenant base is 82% non-apparel 1 and 93% internet-resistant / multi-channel. (1) Apparel tenants comprise 64.9% of soft goods and 83.3% of discount retailers. DIVERSE TENANT BASE Internet-Resistant Retail Base

14 November 2017 INVESTOR UPDATE RECENT TENANT OPENINGS ~363,000 SF OF ANCHOR SPACE OPENED OVER THE LAST FOUR QUARTERS FOOD / FITNESS / ENTERTAINMENT / SERVICE DISCOUNT RETAILERS / SOFT GOODS / SPORTING GOODS / SPECIALTY 91% OF TOTAL SQUARE FEET OPENED DIVERSE TENANT BASE Enhancing Kite’s Portfolio with Strong Retail Tenants

15 November 2017 INVESTOR UPDATE MINIMAL IMPACT REALIZED IN 2017: ~1% OF ABR1 TENANT # OF KRG LOCATIONS AT 1/1/2017 # OF KRG LOCATIONS AT 9/30/2017 REMAINING ABR EXPOSURE AT 9/30/17 Gander Mountain 1 0 None HH Gregg 1 0 None JCPenney 3 3 0.1% Kmart / Sears 1 / 2 1 / 2 0.3% / 0.2% Macy’s 1 1 0.1% Marsh Supermarkets 1 0 None Payless 9 8 0.2% Rue 21 9 2 0.1% Toys 'R' Us / Babies 'R' Us 6 6 1.1% No exposure to the following retailers that have filed bankruptcy or have announced store closings: Abercrombie & Fitch, American Apparel, Banana Republic, BCBG, bebe, Dillard’s, Eastern Outfitters, Guess, True Religion, Wet Seal DIVERSE TENANT BASE Minimal Exposure to Announced Store Closures (1) Includes ABR from operating and redevelopment properties from KRG Q3’17 financial supplemental.

November 2017 INVESTOR UPDATE GROWTH OPPORTUNITIES Increasing Value Through Efficient Operations and the 3-R Platform

KITE

November 2017
INVESTOR UPDATE

INCREASING VALUE

Embedded NOI Growth Opportunities in Portfolio

OPERATING PROPERTIES

- Attractive NOI Margin: 74.6%, trailing twelve months
- Efficient G&A / Revenues: 6.1%, trailing twelve months
- Opportunity Areas: Operating expense savings, overage rent, and ancillary income

CONTRACTUAL RENT STEPS / FIXED CAM RECOVERY

- New and renewal cash rent spreads:
  - 2016: 18.6% and 7.1% respectively
  - 2017: 24.3% and 7.4%, respectively
- Embedded average contractual rent bumps of ~1.5%
- Fixed CAM recovery initiative, ~20% of operating portfolio currently with goal to increase to ~50%

3-R INITIATIVE / DEVELOPMENT / ACQUISITIONS

- $8.2mm of additional cash NOI from $72.5mm-$79.0mm in-process 3-R and transitional projects
- Five future 3-R opportunities with a total cost of $45-$61mm
- Potential future acquisitions assuming a more favorable cost of capital

OCCUPANCY GROWTH

- Anchor lease-up from 96.7% to 98.5%, or ~184,000 SF
- Small shops leased at 89.7% with additional upside to 90%+

KRG LISTED NYSE

17

18 November 2017 INVESTOR UPDATE KRG CONSISTENTLY RANKS IN TOP TIER ACROSS PEERS FOR EFFICIENCY ROIC 75.1% KRG 74.6% BRX 74.0% KIM 72.9% RPAI 69.2% FRT 68.6% 68.2% WRI NOI MARGIN % REG 72.2% DDR 71.4% RPT 70.9% FRT 4.1% WRI 4.4% ROIC 5.3% KRG 6.1% KIM 8.3% RPT 8.8% 9.1 % DDR G&A / REVENUES % BRX 7.2% RPAI 7.3% REG 7.4% (1) Data reflects trailing four quarters average as of Q3’17. Reflects pro rata income statement figures. INCREASING VALUE Top-Tier Operating Efficiency Metrics

November 2017
INVESTOR UPDATE
KRG NYSE
KITE

INCREASING VALUE Proven Ability to Create Positive Operating Results[1]

RETAIL PORTFOLIO LEASE %


92.2%
93.3%
94.2%
95.3%
94.8%
95.4%
95.4%
94.5%
2.5% GROWTH
SINCE 2010
2010
2011
2012
2013
2014
2015
2016
Q3'17

ABR PER SQUARE FOOT


$12.80
$13.26
$12.95
$13.18
$15.15
$15.22
$15.78
$16.32
27.5% GROWTH
SINCE 2010
2010
2011
2012
2013
2014
2015
2016
Q3'17

SMALL SHOP LEASE %


78.1%
79.5%
82.5%
85.5%
85.7%
87.6%
88.9%
89.7%
14.9% GROWTH
SINCE 2010
2010
2011
2012
2013
2014
2015
2016
Q3'17

RETAIL RECOVERY RATIO


85.7%
87.3%
82.5%
85.9%
89.6%
87.3%
89.2%
89.9%
4.9% GROWTH
SINCE 2010
2010
2011
2012
2013
2014
2015
2016
Q3'17

(1) KRG Supplementals Q4'10 through Q3'17.

19

KITE

November 2017
INVESTOR UPDATE

3-R OVERVIEW

Redevelopment Execution and Opportunity

KITE'S 3-R PLATFORM HAS GENERATED ATTRACTIVE RISK-ADJUSTED RETURNS AND IMPROVED CASH FLOW AND ASSET QUALITY RESULTING IN INCREASED SHAREHOLDER VALUE

REDEVELOPED

Substantial renovations, including teardowns, remerchandising, and exterior/interior improvements

REPURPOSE

Significant property alterations, including product-type changes

REPOSITION

Less substantial asset enhancements, generally $5mm or less investment

COMPLETED

$22.9mm of 3-R projects with 13% Return on Investment (ROI)

IN-PROCESS

$72.5mm - $79.0mm of projects with 8-9% ROI

IDENTIFIED OPPORTUNITIES

$45.0mm - $61.0mm of projects with 9-11% ROI

RAMPART COMMONS MSA: Las Vegas, NV



FISHERS STATION MSA: Indianapolis, IN


Nail Salon
Goodwill

SOURCE OF CAPITAL

Free cash flow + non-core, low-growth property sales

KRG LISTED NYSE

20

November 2017 INVESTOR UPDATE INVESTMENT GRADE BALANCE SHEET Well-Positioned for the Future

22 November 2017 INVESTOR UPDATE (1) KRG Supplementals Q4’11 through Q3’17. Q3'17201620152014201320122011 9.7x 8.6x 7.4x 6.5x 7.0x 7.0x 6.9x 2.8x LOWERED Q3'17201620152014201320122011 1.6x 1.6x 2.0x 3.2x 3.4x 3.3x 3.4x 1.8x INCREASED Q3'17201620152014201320122011 42% 28% 30% 23% 12% 7% 6% 3,600 bps DECREASED NET DEBT / EBITDA DEBT SERVICE COVERAGE FLOATING RATE DEBT EXPOSURE STRONG BALANCE SHEET Significantly Improved Metrics1

23 November 2017 INVESTOR UPDATE 5.7 YEARS WEIGHTED AVERAGE DEBT MATURITY WEIGHTED AVERAGE DEBT MATURITIES AND WEIGHTED AVERAGE INTEREST RATE1 DDR ROICBRX RPAI KIMRPTWRI REGKRG WEIGHTED AVERAGE DEBT MATURITY (YEARS) WEIGHTED AVERAGE INTEREST RATE (%) 4.0% 5.7 YEARS (1) Peer data sourced from publicly available Q3’17 information. Only inclusive of peers who provided both weighted average debt maturity and weighted average interest rates. 4.0% WEIGHTED AVERAGE INTEREST RATE STRONG BALANCE SHEET Efficient Debt Structure Relative to Peers

24 November 2017 INVESTOR UPDATE (1) Excludes annual principal payments and net premiums on fixed rate. ONLY $83mm THROUGH 2020 SCHEDULE OF DEBT MATURITIES ($ IN MILLIONS)1 2017 2018 2019 2020 2021 2022 2023 20252024 2027+2026 MORTGAGE DEBT LINE OF CREDIT TERM LOAN PRIVATE PLACEMENT SENIOR UNSECURED NOTES 38 45 80 75 11 300 169 215 215 95 41 200 200 Only $83mm of debt maturing through 2020 STRONG BALANCE SHEET Well-staggered Debt Maturity Profile

25 November 2017 INVESTOR UPDATE FORWARD-LOOKING STATEMENTS This supplemental information package, together with other statements and information publicly disseminated by us, contains certain for- ward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achieve- ments, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources; • financing risks, including the availability of, and costs associated with, sources of liquidity; • our ability to refinance, or extend the maturity dates of, our indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • our ability to maintain our status as a real estate investment trust for federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the impact of online retail and the perception that such retail has on the value of shopping center assets; • risks related to the geographical concentration of our properties in Florida, Indiana and Texas; • insurance costs and coverage; • risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER

26 November 2017 INVESTOR UPDATE FREE CASH FLOW Free Cash Flow is reflected on an annual basis and is defined as Funds From Operations (FFO) as adjusted, less capital expenditures, capitalized internal costs, tenant improvements, plus non-cash items, and after dividends paid. FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus de- preciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operat- ing performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided FFO adjusted for accelerat- ed amortization of debt issuance costs, transaction costs and a severance charge in 2016. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indica- tive of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (computed in accordance with GAAP) to FFO is included elsewhere in this Finan- cial Supplement. ADJUSTED FUNDS FROM OPERATIONS Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO, as adjusted. AFFO should not be con- sidered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement. NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. NON-GAAP FINANCIAL MEASURES

27 November 2017 INVESTOR UPDATE NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME (CONT.) The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our proper- ties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of our properties. The year to date results represent the sum of the individual quarters, as reported. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indica- tors of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the in- clusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended September 30, 2017, the Company excluded eight redevelopment properties and the recently completed Northdale Promenade redevelopment from the same property pool that met these criteria and were owned in both comparable periods. EARNINGS BEFORE INTEREST EXPENSE, INCOME TAX EXPENSE, DEPRECIATION AND AMORTIZATION (EBITDA) The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company de- fines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated prop- erty and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. NON-GAAP FINANCIAL MEASURES

28 November 2017 INVESTOR UPDATE APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS

29 November 2017 INVESTOR UPDATE (1) “ FFO of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership. APPENDIX – RECONCILIATION OF FFO TO NET INCOME

30 November 2017 INVESTOR UPDATE (1) Same Property NOI excludes eight properties in redevelopment, the recently completed Northdale Promenade redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons). (2) Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period. (3) Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. (4) See pages 27 and 28 of Q3 2017 supplemental for further detail of the properties included in the 3-R initiative. (5) Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool. APPENDIX – RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME

31 November 2017 INVESTOR UPDATE (1) Represents Adjusted EBITDA for the three months ended September 30, 2017 (as shown in the table above) multiplied by four. (2) Partner share of consolidated joint venture debt is calculated based upon the partner’s pro-rata ownership of the joint venture, multiplied by the related secured debt balance. In all cases, this debt is the responsibility of the consolidated joint venture. APPENDIX – RECONCILIATION OF EBITDA/ADJUSTED EBITDA TO NET INCOME

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